                                                                   EXHIBIT 10.16



                CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT ("Amendment"), dated effective as of February 28, 2001 (the "Amendment Date"), is among INTERVOICE-BRITE, INC. (formerly InterVoice, Inc.; "Parent"), BRITE VOICE SYSTEMS, INC. (successor by merger to InterVoice Acquisition Subsidiary III, Inc.; "Borrower"), BANK OF AMERICA, NATIONAL ASSOCIATION (successor by merger to Bank of America National Trust and Savings Association) in its capacity as administrative agent ("Agent"), and the Lenders party hereto.

                                    RECITALS:

         A. Parent, Borrower, Agent, and the Lenders have entered into that certain Credit Agreement dated as of June 1, 1999 (as amended, the "Credit Agreement"). Borrower has requested that certain provisions of the Credit Agreement be amended in certain respects.

         B. Parent and Borrower have informed Agent and the Lenders of Parent's proposal to obtain long term financing from a lender to be determined by Parent (the "Mortgage Lender") with respect to Parent's real property and related assets which are defined as the "Mortgaged Property" or "Collateral" in that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement, and Financing Statement, dated effective as of June 1, 1999, executed and delivered by Parent in favor of Agent located in Collin County, Texas (the Mortgaged Property"). Parent and Borrower have requested that the Lenders consent to Parent incurring such Funded Debt, and granting a Lien to the Mortgage Lender (collectively, the "Mortgage Transaction").

         C. In order to facilitate the financing described in Recital B preceding, Parent and Borrower have requested that the Lenders consent to Agent's subordination of its Lien on Parent's real property located in Collin County, Texas in exchange for a prepayment of the Term Loans equal to the net cash proceeds of such financing.

         D. Subject to satisfaction of the conditions set forth herein, Agent and the Lenders are willing to amend the Credit Agreement and consent to Parent entering into the financing transactions described in Recital B and Recital C preceding, each as specifically provided herein.

         NOW, THEREFORE, BE IT RESOLVED, THAT, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   Definitions

         Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.



CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 1


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                                    ARTICLE 2

                                     Consent

         Section 2.1 Consent to Mortgage Transaction. Notwithstanding anything in the Agreement to the contrary, including Section 11.1 and Section 11.2 of the Agreement, Agent and the Lenders hereby confirm their consent to the Mortgage Transaction upon the terms and conditions following:

                  (a) The aggregate amount of Funded Debt incurred by Parent in connection with the Mortgage Transaction shall not exceed the fair market value of the Mortgaged Property.

                  (b) The cash proceeds received by Parent in connection with the Mortgage Transaction, net of reasonable out-of-pocket professional fees and expenses, survey costs, title insurance premiums, required escrow deposits, loan underwriting, arrangement or similar fees, and other customary fees and expenses attributable to and actually incurred and paid in connection with the Mortgage Transaction, shall be delivered to Agent on the Business Day following the date of the Mortgage Transaction and be applied to the Term Loans in the inverse order of maturity of the remaining installments of principal of the Term Loans.

                  (c) Parent may grant to the Mortgage Lender a Lien on the Mortgaged Property (excluding any such property which constitutes equipment which is not attached to, used in the operation of, or used in or necessary to the complete and proper planning, development, use, occupancy, or operation of the Land (as defined in the Deed of Trust) or the Improvements (as defined in the Deed of Trust) or acquired for use or installation in or on the Land or the Improvements) and an assignment of rents and leases with respect thereto, to secure the Funded Debt permitted pursuant to this Section 2.1. Agent shall retain a Lien on the Mortgaged Property, junior in priority to the Mortgage Lender, but otherwise on terms and pursuant to documents in form and substance reasonably satisfactory to Agent and subject to the requirements of the lender or lenders party to the Mortgage Transaction.

                                    ARTICLE 3

                                    Amendment

         Section 3.1 Amendment to Section 1.1. Effective as of the Amendment Date, the definition of "Fixed Charge Coverage Ratio" in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Fixed Charge Coverage Ratio" means, for any period and determined on a consolidated basis for Parent and its Subsidiaries, the ratio of (a) EBITDA for such period minus the sum of (i) Capital Expenditures, to the extent paid during such period, plus (ii) the provision for income and franchise taxes during such period, excluding the provision for any such franchise and income taxes in connection with any non-recurring gains or charges of a type referenced in clause
         (e), clause (f),



CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 2


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         clause (g), and clause (h) of the definition of EBITDA, to (b) the sum of (i) Interest Expense for such period, plus (ii) scheduled payments of principal of Funded Debt for such period.

         Section 3.2 Amendment to Section 4.2. Effective as of the Amendment Date, Section 4.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  Section 4.2 Determinations of Margins and Commitment Fee Rate. Effective as of February 28, 2001 until the first Margin Adjustment Date thereafter, the margins identified in Section 4.1 and the Commitment Fee Rate shall be as follows: (a) the Base Rate Margin shall be one and one-quarter percent (1.25%); (b) the Libor Rate Margin shall be two and one-half percent (2.50%); and the Commitment Fee Rate shall be one-half percent (0.50%). Upon delivery of the certificate required pursuant to Section 10.1(d) after the end of each Fiscal Quarter commencing with such certificate delivered for the Fiscal Quarter ending February 28, 2001, the Base Rate Margin, the Libor Rate Margin, and the Commitment Fee Rate shall automatically be adjusted to the fee or rate, as applicable, corresponding to the Leverage Ratio of Parent set forth in the following table, such automatic adjustment to take effect as of the date that is three (3) Business Days after the date on which Agent receives such certificate (the "Margin Adjustment Date").

                                          BASE RATE          LIBOR RATE     COMMITMENT
          LEVERAGE RATIO                   MARGIN              MARGIN        FEE RATE
          --------------                  ---------          ----------     ----------

Greater than or equal to 0.75 to            1.25%               2.50%         0.50%
1.00

Less than 0.75 to 1.00                      1.00%               2.25%         0.50%

         If Borrower fails to deliver such certificate with respect to any Fiscal Quarter which sets forth the Leverage Ratio within the period of time required by Section 10.1(d): (y) the Base Rate Margin shall automatically be adjusted to one and one-quarter percent (1.25%), and
         (z) the Libor Rate Margin (for Interest Periods commencing after the applicable Adjustment Date) shall automatically be adjusted to two and one-half percent (2.50%). The automatic adjustments provided for in the preceding sentence shall remain in effect until subsequently adjusted prospectively in accordance herewith upon delivery of the required certificate.

         Section 3.3 Amendment to Section 12.2. Effective as of the Amendment Date, Section 12.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  Section 12.2 Fixed Charge Coverage Ratio. Beginning with the Fiscal Quarter ending February 28, 2001 and continuing on the last day of each Fiscal Quarter thereafter, Parent shall not permit the Fixed Charge Coverage Ratio calculated as of the last day of each such Fiscal Quarter, for the preceding four (4)



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         Fiscal Quarters then ending, to be less than the ratio set forth below opposite the applicable period below:

Period End                                                Fixed Charge Coverage Ratio
----------                                                ---------------------------

Fiscal Quarters ending February 28, 2001 and                       1.00 to 1.00
May 31, 2001

Fiscal Quarter ending August 31, 2001                              1.10 to 1.00

Fiscal Quarters ending November 30, 2001 and                       1.25 to 1.00
thereafter

         Section 3.4 Amendment to Section 12.4. Effective as of the Amendment Date, Section 12.4 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  Section 12.4 Capital Expenditures. Parent shall not permit the aggregate amount of all Capital Expenditures of Parent and its Subsidiaries made during any Fiscal Year to exceed $10,000,000.

                                    ARTICLE 4

                                   Conditions

         Section 4.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

                  (b) no Default or Event of Default shall be in existence;

                  (c) Borrower and the Required Lenders shall have delivered to Agent an executed original copy of this Amendment;

                  (d) Borrower shall have paid to Agent all fees, costs, and expenses owed to and/or incurred by each of Agent and each such Lender arising in connection with the Credit Agreement or this Amendment, including, without limitation, the reasonable fees, costs, and expenses of Agent's legal counsel, Jenkens & Gilchrist, a Professional Corporation;

                  (e) In consideration of the amendments contained herein, Borrower shall have paid to Agent on the Amendment Date, for the benefit of each Lender providing to Agent its



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         signature page hereto on or before 5:00 p.m. (Dallas, Texas time) March
         6, 2001, a fee in an amount equal to one-quarter percent (0.25%) of each such Lender's outstanding Term Loans and Revolving Commitment; and

                  (f) all proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to (i) Agent, (ii) the Lenders, and (iii) Agent's legal counsel, Jenkens & Gilchrist, a Professional Corporation.

                                    ARTICLE 5

                  Ratifications, Representations and Warranties

         Section 5.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Parent, Borrower, Agent, and the Lenders agree that the Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.

         Section 5.2 Representations and Warranties. Each of Parent and Borrower hereby represents and warrants to Agent and the Lenders that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Parent and Borrower and will not violate the articles of incorporation or bylaws of Parent or Borrower, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Credit Agreement, made only in reference to a specific date), (c) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and
(d) each of Parent and Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents.

                                    ARTICLE 6

                                  Miscellaneous

         Section 6.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender shall affect the representations and warranties or the right of Agent or any Lender to rely upon them.



CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 5

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         Section 6.2 Reference to Credit Agreement. Each of the Loan Documents,
including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         Section 6.3 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 6.4 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         Section 6.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Parent, Borrower, Agent, and the Lenders and their respective successors and assigns, except neither Parent nor Borrower may assign or transfer any of its respective rights or obligations hereunder without the prior written consent of the Lenders.

         Section 6.6 Counterparts. This Amendment maybe executed in one or more counterparts, and on telecopy counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 6.7 Effect of Amendment. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant, condition, or duty by Parent, Borrower, or any other Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition, or duty.

         Section 6.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 6.9 Entire Agreement. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                  [remainder of page intentionally left blank]



CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 6

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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment effective as of the date first written above.



                                   BORROWER:

                                   BRITE VOICE SYSTEMS, INC. (successor
                                   by merger to InterVoice Acquisition
                                   Subsidiary III, Inc.)



                                   By:  /s/ ROB-ROY J. GRAHAM
                                      ------------------------------------------
                                   Name:    Rob-Roy J. Graham
                                        ----------------------------------------
                                   Title:   Chief Financial Officer
                                         ---------------------------------------



CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 7

                                   PARENT:

                                   INTERVOICE-BRITE, INC. (formerly
                                   InterVoice, Inc.)



                                   By:  /s/ ROB-ROY J. GRAHAM
                                      ------------------------------------------
                                   Name:    Rob-Roy J. Graham
                                        ----------------------------------------
                                   Title:   Chief Financial Officer
                                         ---------------------------------------



CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 8

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                                   AGENT and ISSUING BANK:

                                   BANK OF AMERICA, NATIONAL ASSOCIATION
                                   (successor by merger to Bank of America
                                   National Trust and Savings Association), as Agent



                                   By:  /s/ FRED L. THORNE
                                      ------------------------------------------
                                   Name:    Fred L. Thorne
                                        ----------------------------------------
                                   Title:   Managing Director
                                         ---------------------------------------



CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 9


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                                   LENDERS:

                                   BANK OF AMERICA, NATIONAL ASSOCIATION
                                   (successor by merger to Bank of America
                                   National Trust and Savings Association)



                                   By:  /s/ FRED L. THORNE
                                      ------------------------------------------
                                   Name:    Fred L. Thorne
                                        ----------------------------------------
                                   Title:   Managing Director
                                         ---------------------------------------



CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 10

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                                   BANK ONE, TEXAS, N.A.



                                   By:  /s/ TIMOTHY A. SMITH
                                      ------------------------------------------
                                   Name:    Timothy A. Smith
                                        ----------------------------------------
                                   Title:   Vice President
                                         ---------------------------------------



CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 11


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                                   U.S. BANK NATIONAL ASSOCIATION



                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------



CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 12


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                                   FLEET NATIONAL BANK



                                   By:  /s/ DEBRA DELVECCHO
                                      ------------------------------------------
                                   Name:    Debra DelVeccho
                                        ----------------------------------------
                                   Title:   Director
                                         ---------------------------------------



CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 13


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                                   IBM CREDIT CORPORATION



                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------



CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 14


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                                   UNION BANK OF CALIFORNIA, N.A.



                                   By:  /s/ JAMES B. GOUDY
                                      ------------------------------------------
                                   Name:    James B. Goudy
                                        ----------------------------------------
                                   Title:   Vice President
                                         ---------------------------------------



CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 15


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                                   THE BANK OF NOVA SCOTIA



                                   By:  /s/ F.C.H. ASHBY
                                      ------------------------------------------
                                   Name:    F.C.H. Ashby
                                        ----------------------------------------
                                   Title:   Senior Manager, Loan Operations
                                         ---------------------------------------



CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 16

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                                   BANKBOSTON, N.A.



                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------



CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 17


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                                   BANK AUSTRIA CREDITANSTALT
                                   CORPORATE FINANCE, INC.





                                   By:  /s/ J.R. SEAY
                                      ------------------------------------------
                                   Name:    J.R. Seay
                                        ----------------------------------------
                                   Title:   Vice President
                                         ---------------------------------------



                                   By:  /s/ CLIFFORD L. WELLS
                                      ------------------------------------------
                                   Name:    Clifford L. Wells
                                        ----------------------------------------
                                   Title:   Senior Vice President
                                         ---------------------------------------



CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 18


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                                   COMERICA BANK



                                   By:  /s/ T. BANCROFT MATTEI
                                      ------------------------------------------
                                   Name:    T. Bancroft Mattei
                                        ----------------------------------------
                                   Title:   Account Officer
                                         ---------------------------------------



CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 19


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           REAFFIRMATION OF GUARANTY AND PLEDGE AND SECURITY AGREEMENT


           Each of the undersigned hereby (a) consents to the execution and delivery of the First Amendment to Credit Agreement to which this Reaffirmation of Guaranty and Pledge and Security Agreement is attached (the "Amendment") by the parties thereto, (b) that the Amendment shall not limit or diminish the obligations of each of the undersigned under their certain Loan Documents delivered in connection with the Credit Agreement, executed or joined in by each of the undersigned and delivered to Agent, (c) reaffirms its obligations under each of such Loan Documents, and (d) agrees that each of such Loan Documents remains in full force and effect and is hereby ratified and confirmed.

Dated effective as of March 6, 2001.


                                   INTERVOICE GP, INC.


                                   By:  /s/ ROB-ROY J. GRAHAM
                                      ------------------------------------------
                                   Name:    Rob-Roy J. Graham
                                        ----------------------------------------
                                   Title:   Chief Financial Officer
                                         ---------------------------------------



                                   INTERVOICE LP, INC.


                                   By:  /s/ ROB-ROY J. GRAHAM
                                      ------------------------------------------
                                   Name:    Rob-Roy J. Graham
                                        ----------------------------------------
                                   Title:   Chief Financial Officer
                                         ---------------------------------------



                                   INTERVOICE ACQUISITION
                                   SUBSIDIARY, INC.


                                   By:  /s/ ROB-ROY J. GRAHAM
                                      ------------------------------------------
                                   Name:    Rob-Roy J. Graham
                                        ----------------------------------------
                                   Title:   Chief Financial Officer
                                         ---------------------------------------



CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 20

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                                   INTERVOICE ACQUISITION
                                   SUBSIDIARY II, INC.


                                   By:  /s/ ROB-ROY J. GRAHAM
                                      ------------------------------------------
                                   Name:    Rob-Roy J. Graham
                                        ----------------------------------------
                                   Title:   Chief Financial Officer
                                         ---------------------------------------



                                   INTERVOICE LIMITED PARTNERSHIP

                                   By: InterVoice GP, Inc.


                                   By:  /s/ ROB-ROY J. GRAHAM
                                      ------------------------------------------
                                   Name:    Rob-Roy J. Graham
                                        ----------------------------------------
                                   Title:   Chief Financial Officer
                                         ---------------------------------------



                                   BVSI, INC.


                                   By:  /s/ ROB-ROY J. GRAHAM
                                      ------------------------------------------
                                   Name:    Rob-Roy J. Graham
                                        ----------------------------------------
                                   Title:   Chief Financial Officer
                                         ---------------------------------------



                                   BVS INVESTCO, INC.


                                   By:  /s/ ROB-ROY J. GRAHAM
                                      ------------------------------------------
                                   Name:    Rob-Roy J. Graham
                                        ----------------------------------------
                                   Title:   Chief Financial Officer
                                         ---------------------------------------



CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 21